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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – November 18, 2002 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended October 31, 2002.

          During October 2002, Downey adopted Statement of Financial Accounting Standards No. 147, "Acquisitions of Certain Financial Institutions, an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9" ("SFAS 147"). As required by the standard, goodwill related to certain branch acquisitions previously made by Downey will no longer be amortized, rather it will be subject to annual impairment testing. SFAS 147 also requires financial results to be restated back to January 1, 2002, which restatement is reflected in the total monthly asset levels from January through September of 2002.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $11.8 billion and 158 branches throughout California and two in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At October 2002 – October 2001

	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,
(Dollars in Thousands)	2002	2002	2002	2002	2002	2002	2002	2002	2002	2002	2001	2001	2001

Balance sheet summary
Total assets (a)	$11,814,073	$12,518,418	$11,390,805	$11,258,609	$11,130,428	$11,000,802	$10,849,400	$10,913,112	$11,011,174	$11,009,165	$11,105,030	$10,932,487	$10,773,474
Loans receivable held for investment	10,176,620	10,000,420	9,986,862	9,957,646	9,846,446	9,754,554	9,696,753	9,608,842	9,603,427	9,586,590	9,514,408	9,515,740	9,539,498
Loans held for sale, at lower of cost or fair value	756,236	665,587	610,767	518,206	381,465	419,132	312,957	388,468	473,999	405,322	499,024	564,872	513,904
Mortgage-backed securities available for sale,
at fair value	2,309	1,019,030	3,467	53,963	58,122	79,761	83,447	90,803	100,555	109,107	118,981	7,058	7,227
Cash and investment securities	584,841	541,866	512,521	444,282	547,860	450,511	469,463	528,352	535,419	610,081	664,962	553,218	436,929
Deposits	9,235,711	9,056,932	8,936,964	8,748,757	8,690,558	8,600,673	8,489,282	8,598,890	8,481,336	8,511,810	8,619,566	8,723,777	8,780,941
Federal Home Loan Bank advances and
other borrowings	1,438,267	1,869,789	1,402,809	1,451,700	1,413,607	1,357,136	1,339,684	1,320,386	1,529,114	1,519,869	1,522,712	1,243,585	1,039,491
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.74%	0.71%	0.75%	0.72%	0.75%	0.81%	0.83%	0.86%	0.91%	0.85%	0.83%	0.82%	0.74%
Loan activity for the month ended
Loans for investment portfolio:
Originations: (b)
Residential one-to-four units	$ 453,911	$ 241,630	$ 283,207	$ 356,740	$ 336,967	$ 288,829	$ 338,304	$ 294,303	$ 270,028	$ 320,764	$ 287,821	$ 224,502	$ 291,005
Residential one-to-four units – subprime	46,388	36,160	55,143	59,228	51,800	51,625	46,397	41,335	33,384	32,615	25,431	25,434	31,907
All other	19,393	10,095	18,583	13,898	49,375	54,084	16,511	7,787	13,667	24,298	15,373	17,524	18,591
Repayments	(345,541)	(276,728)	(327,564)	(323,361)	(322,475)	(316,136)	(311,827)	(344,301)	(299,348)	(299,162)	(330,671)	(287,488)	(327,423)
Loans for sale:
Originations (b)	769,006	661,000	607,571	531,102	368,503	395,951	300,906	407,558	469,208	389,664	505,879	561,505	546,287
Sales	(673,969)	(604,877)	(564,948)	(394,061)	(423,024)	(289,196)	(381,234)	(487,025)	(401,621)	(492,803)	(564,725)	(500,802)	(406,460)
Mortgage loans serviced for others
Total	$7,795,727	$7,502,157	$7,436,673	$7,164,330	$6,962,403	$6,733,734	$6,591,821	$6,408,812	$6,108,883	$6,132,270	$5,805,811	$5,832,995	$5,500,154
With capitalized mortgage servicing rights: (c)
Amount	7,439,569	7,355,700	7,223,015	6,966,470	6,807,306	6,574,857	6,433,515	6,196,137	5,914,426	5,665,043	5,379,513	5,243,624	4,971,677
Weighted average interest rate	6.65%	6.71%	6.75%	6.78%	6.80%	6.82%	6.83%	6.85%	6.88%	6.91%	6.97%	7.06%	7.13%
Interest rate spread data
Weighted average yield:
Loans and mortgage-backed securities	5.95%	6.00%	6.00%	5.99%	6.01%	6.11%	6.22%	6.45%	6.68%	6.89%	7.15%	7.29%	7.45%
Investment securities	3.57	3.05	3.96	4.15	4.00	4.68	4.15	3.95	4.87	4.14	3.90	4.24	4.43

Interest-earning assets yield	5.87	5.90	5.93	5.93	5.93	6.07	6.15	6.35	6.60	6.76	6.98	7.16	7.35

Weighted average cost:
Deposits	2.49	2.55	2.64	2.72	2.77	2.78	2.85	2.98	3.11	3.38	3.65	3.89	4.17
Federal Home Loan Bank advances and
other borrowings	4.25	3.76	4.34	4.25	4.32	4.43	4.54	4.63	4.26	4.07	3.73	4.17	4.45
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	2.81	2.84	2.95	3.01	3.07	3.09	3.16	3.28	3.36	3.56	3.74	4.00	4.27

Interest rate spread	3.06%	3.06%	2.98%	2.92%	2.86%	2.98%	2.99%	3.07%	3.24%	3.20%	3.24%	3.16%	3.08%

(a)  During October 2002, SFAS 147 was adopted and goodwill amortization was stopped. In addition, the first nine months of 2002 were restated as required by the standard.
(b)  Included $171.3 million of residential one-to-four unit loans purchased for the investment portfolio in October 2002. Other periods included minor amounts of loans purchased.
(c)  Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.